                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                  SEVENTH AMENDMENT dated as of February 20, 2004 (this
            "Amendment") to the Credit Agreement dated as of September 22, 2000 (the "Credit Agreement") as heretofore amended, among Select Medical Corporation, a Delaware corporation (the "Company"), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company ("CBIL" and, together with the Company, the "Borrowers"), the Lenders party thereto, JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as US Agent and US Collateral Agent, JPMorgan Chase Bank, Toronto Branch (as successor to J.P. Morgan Bank Canada (f/k/a The Chase Manhattan Bank of Canada)), as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

            WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve the amendment of certain provisions of the Credit Agreement;

            WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendment;

            NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

            SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined in Section 3 hereof), Section 6.11(g) of the Credit Agreement is hereby amended to read as follows:

            "(g) so long as no Default shall have occurred and be continuing or would result therefrom, purchase, redeem or otherwise acquire shares of its common stock with available cash on-hand only, provided that all such purchases, redemptions or acquisitions shall not (i) in an aggregate amount exceed US$80,000,000 and (ii) utilize proceeds from Indebtedness; and"

            SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

            SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the Administrative Agent (or its

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                                                                               2

counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

            SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 5. No Other Amendments. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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                                                                               3

            IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                      SELECT MEDICAL CORPORATION,

                                         by /s/ Michael E. Tarvin
                                            -----------------------------------
                                            Name:  Michael E. Tarvin
                                            Title: Senior Vice President

                                      CANADIAN BACK INSTITUTE LIMITED,

                                         by /s/ Michael E. Tarvin
                                            -----------------------------------
                                            Name:  Michael E. Tarvin
                                            Title: Vice President

                                      JPMORGAN CHASE BANK, individually
                                      and as US Agent and US Collateral Agent,

                                         by /s/ J S ELY
                                            -----------------------------------
                                            Name: J S ELY
                                            Title:

                                      JPMORGAN CHASE BANK, TORONTO
                                      BRANCH, individually and as Canadian Agent and Canadian Collateral Agent,

                                         by /s/ Christine Chan
                                            -----------------------------------
                                            Name:  Christine Chan
                                            Title: Vice President

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical
                                 Corporation Credit Agreement dated as of September 22, 2000:

                                 Name of Institution:

                                 CIBC INC.

                                    by /s/ George Knight
                                       -----------------------------------
                                       Name:  George Knight
                                       Title: Managing Director
                                              CIBC World Markets Corp. As Agent

                                    by
                                       -----------------------------------
                                       Name:
                                       Title:

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical Corporation Credit Agreement dated as of
                                 September 22, 2000:

                                 Credit Lyonnais New York Branch

                                 By: /s/ Charles Heidsieck
                                     -----------------------------------
                                     Name:  Charles Heidsieck
                                     Title: Senior Vice President

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical Corporation Credit Agreement dated as of
                                 September 22, 2000:

                                 Name of Institution:

                                    CREDIT SUISSE FIRST BOSTON

                                    by /s/ Paul L. Colon
                                       -----------------------------------
                                       Name:  PAUL L. COLON
                                       Title: DIRECTOR

                                    by /s/ Jennifer A. Pieza
                                       -----------------------------------
                                       Name:  JENNIFER A. PIEZA
                                       Title: ASSOCIATE

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical Corporation Credit Agreement dated as of
                                 September 22, 2000:

                                 Name of Institution:

                                    FLEET NATIONAL BANK

                                    by /s/ Maryann S. Smith
                                       -----------------------------------
                                       Name:  MARYANN S. SMITH
                                       Title: Director

                                    by
                                       -----------------------------------
                                       Name:
                                       Title:

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical Corporation Credit Agreement dated as of
                                 September 22, 2000:

                                 Name of Institution:

                                    General Electric Capital Corporation

                                    by /s/ Brian Schwinn
                                       -----------------------------------
                                       Name:  Brian Schwinn
                                       Title: Duly Authorized Signatory

                                    by
                                       -----------------------------------
                                       Name:
                                       Title:

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical Corporation Credit Agreement dated as of
                                 September 22, 2000:

                                 Name of Institution:

                                    PNC BANK, NA

                                    by /s/ Jeffrey S. Delay
                                       ------------------------------------
                                       Name:  Jeffrey S. Delay
                                       Title: Assistant Vice President

                                    by
                                       -----------------------------------
                                       Name:
                                       Title:

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

                                 Name of Institution:

                                 SOCIETE GENERALE

                                    by /s/ David A. Grant
                                       -----------------------------------
                                       Name:  David A. Grant
                                       Title: Managing Director

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                                 To approve the Seventh Amendment (the
                                 "Amendment") to the Select Medical Corporation Credit Agreement dated as of
                                 September 22, 2000:

                                 Name of Institution:

                                 WACHOVIA BANK, NATIONAL ASSOCIATION

                                    by /s/ Jeanette A. Griffin
                                       -----------------------------------
                                       NAME:  JEANETTE A. GRIFFIN
                                       TITLE: DIRECTOR

                                    by
                                       -----------------------------------
                                       Name:
                                       Title: